Exhibit 10.2

CONFORMED EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

Dated as of August 6, 2004

by and among

ENDURANCE SPECIALTY HOLDINGS LTD.,

VARIOUS DESIGNATED SUBSIDIARY BORROWERS,

THE BANK OF NEW YORK,
as Collateral Agent

THE BANK OF NEW YORK,
as Custodian

and

JPMorgan Chase Bank,
as Administrative Agent

Back to Contents

PLEDGE AND SECURITY AGREEMENT (as amended, modified and supplemented and as in effect from time to time, this “Agreement”), dated as of August 6, 2004, by and among the undersigned subsidiary Borrowers (each, a “Grantor” and, together with any other entity that becomes a Grantor hereunder pursuant to Section 10.12 hereof, the “Grantors”) The Bank of New York, as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below), The Bank of New York, as Custodian (in such capacity, and together with any successor Custodian, the “Custodian”), and JPMorgan Chase Bank, as Administrative Agent (together with any successor Administrative Agent, the “Administrative Agent”). Certain capitalized terms as used herein are defined in Section 1 hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, Endurance Specialty Holdings Ltd. (the “Parent Borrower”), various Designated Subsidiary Borrowers, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and Wachovia Bank, National Association, as Syndication Agent, have entered into a Credit Agreement, dated as of August 6, 2004 (as amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Designated Subsidiary Borrowers, all as contemplated therein (the Lenders, the Issuing Agent, the Administrative Agent, the Collateral Agent, the Custodian and each other agent under the Credit Agreement are herein called the “Secured Creditors”);

WHEREAS, it is a condition precedent to the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Designated Subsidiary Borrowers under the Credit Agreement that each Grantor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Grantor will obtain benefits from the incurrence of Loans and/or the issuance of, and participation in, Letters of Credit for their respective accounts under the Credit Agreement and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Designated Subsidiary Borrowers;

NOW, THEREFORE, in consideration of the benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties (solely as to itself and its Subsidiaries) to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees (solely as to itself and its Subsidiaries) with the Collateral Agent for the benefit of the Secured Creditors as follows:

Section 1.   Definitions.   Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

Back to Contents

“Account Control Agreement” means the account control agreement, dated as of the date of this Agreement, among the Custodian, the Grantors from time to time party thereto and the Collateral Agent, as amended, modified and supplemented and as in effect from time to time.

“Administrative Agent” has the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

“Administrative Agent’s Notice” has the meaning provided in Section 6.01(a).

“Adverse Claim” has the meaning assigned to such term in Section 8-102(a)(i) of the UCC.

“Agency Securities” shall mean (i) single-class mortgage participation certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of interest at the applicable certificate rate and the ultimate collection of principal of which are guaranteed by the Federal Home Loan Mortgage Corporation (excluding REMIC or other multi-class pass-through certificates, collateralized mortgage obligations, pass-through certificates backed by adjustable rate mortgages, securities paying interest or principal only and similar derivative securities); (ii) single-class mortgage pass-through certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of interest at the applicable certificate rate and ultimate collection of principal of which are guaranteed by the Federal National Mortgage Association (excluding REMIC or other multi-class pass-through certificates, pass-through certificates backed by adjustable rate mortgages, collateralized mortgage obligations, securities paying interest or principal only and similar derivative securities); and (iii) single-class fully modified pass-through certificates in book-entry form backed by single-family residential mortgage loans, the full and timely payment of principal and interest of which is guaranteed by the Government National Mortgage Association (excluding REMIC or other multi-class pass-through certificates, collateralized mortgage obligations, pass-through certificates backed by adjustable rate mortgages, securities paying interest or principal only and similar derivatives securities).

“Agreement” means this Pledge and Security Agreement, as amended, modified and supplemented and as in effect from time to time.

“Borrowing Base Report” has the meaning provided in Section 6.01(b).

“Cash” means immediately available funds in Dollars.

“Clearing Corporation” has the meaning assigned to such term in Section 8-102(a)(5) of the UCC and includes, among other things, DTC.

“Close of Business” on any given date, means the time of closing of the Federal funds wire in New York City on such date, or, with respect to any particular reference herein to such term, such earlier time on such date as may be agreed to by the Grantors, the Collateral Agent and the Custodian.

Back to Contents

“Collateral” has the meaning provided in Section 4.01.

“Collateral Accounts” has the meaning provided in Section 4.02(a) and shall include any successor accounts.

“Collateral Agent” has the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

“Collateral Deposit Accounts” has the meaning provided in Section 4.02(a) and shall include any successor accounts.

“Collateral Release Request” means a duly completed request from any Grantor to the Collateral Agent substantially in the form of Exhibit A.

“Collateral Securities Accounts” has the meaning provided in Section 4.02(a) and shall include any successor accounts.

“Collateral Transfer” means a transfer, deposit or delivery of any Property to be included as Collateral by or on behalf of any Grantor to the Collateral Agent or the Custodian in accordance with Section 4.03.

“Credit Agreement” has the meaning provided in the recitals of this Agreement.

“Credit Event” means the making of any Tranche 1 Revolving Loan or the issuance of any Tranche 1 Letter of Credit.

“Credit Transaction” means, collectively, all Collateral Transfers, all releases of Collateral pursuant to Section 4.04 and the occurrence of any Credit Event.

“Custodian” has the meaning provided in the first paragraph of this Agreement and shall include any successor thereto.

“Deposit Account” has the meaning assigned to such term in Section 9-102(a)(29) of the UCC.

“Deposit Account Bank” shall mean a “bank” (as defined in Section 9-102(a)(8) of the UCC) which maintains a Deposit Account.

“Derivative Security” means any security evidencing the right to receive payments of principal only or interest only with respect to an underlying Instrument or Security or otherwise evidencing a right to receive anything but proportionate payments of the principal of and interest on any underlying Instrument or Security, and any forward or futures contract, put, call, collar, option or swap agreement in respect of any Security.

“DTC” means The Depository Trust Company, its successors and assigns.

Back to Contents

“Financial Asset” has the meaning assigned to such term in Section 8-102(a)(9) of the UCC.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Governmental Securities” means direct obligations of the United States of America, or direct obligations of any agency or instrumentality thereof the obligations of which are expressly backed by the full faith and credit of the United States of America, or obligations fully and expressly guaranteed as to principal and interest by the United States of America or any such agency or instrumentality thereof, other than any Structured Finance Securities or Derivative Securities.

“Grantor” has the meaning provided in the first paragraph of this Agreement and shall include any successor thereto.

“Indemnitee” has the meaning provided in Section 10.04(b) of this Agreement.

“Instrument” has the meaning assigned to such term in Section 9-102(a)(47) of the UCC.

“Investment Property” has the meaning assigned to such term in Section 9-102(a)(49) of the UCC.

“Lenders” has the meaning provided in the recitals of this Agreement.

“Location” of any Grantor, means such Grantor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Market Value” of each Security at a particular time, means the fair market value determined for such Security at the close of business on the last preceding Business Day. For purposes of this definition, unpaid dividends and other unpaid distributions on or in respect of Securities and accrued but unpaid interest on Governmental Securities and Agency Securities will be excluded from the determination of Market Value. For purpose of the determination of any Market Value, the Custodian or the Collateral Agent shall be entitled to rely on any independent pricing service deemed reliable by it, and in the event no such pricing service exists, the Market Value shall be provided by the Administrative Agent].

“NYSE” means the New York Stock Exchange.

“Parent Borrower” has the meaning provided in the recitals of this Agreement.

“Primary Obligations” has the meaning provided in Section 8.04(b) of this Agreement.

“Pro Rata Share” has the meaning provided in Section 8.04(b) of this Agreement.

Back to Contents

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all interest on or other income from the Cash from time to time on deposit in any Collateral Account, and all collections and distributions (including, without limitation, interest and dividends) with respect to any Security held in any Collateral Account.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Registered Organization” has the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

“Requirements of Law” for any Person, means the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secondary Obligations” has the meaning provided in Section 8.04(b) of this Agreement.

“Secured Creditors” has the meaning provided in the recitals of this Agreement and shall include any successor thereto.

“Secured Obligations” means, as to any Grantor (solely as to itself), all of the following:

(i)   the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of such Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Grantor to the Secured Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Grantor is a party and the due performance and compliance by such Grantor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents;

(ii)   any and all sums advanced by the Collateral Agent and/or the Custodian in order to preserve the Collateral or preserve the Collateral Agent’s security interest in the Collateral;

(iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Grantor referred to in clause (i) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs;

Back to Contents

(iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by such Grantor under Section 10.04(b) of this Agreement; and

(v) all amounts owing by such Grantor to the Administrative Agent in connection with Tranche 1 Revolving Loans or Tranche 1 Letters of Credit pursuant to any of the Credit Documents in its capacity as such;

Notwithstanding anything to the contrary contained in this definition, it is understood and agreed that the “Secured Obligations” of each Grantor shall (x) include obligations solely to the extent the Secured Obligations of such Grantor consist of or are incurred in connection with Tranche 1 Revolving Loans or Tranche 1 Letters of Credit to such Grantor, (y) include extensions of credit to the respective Grantor of the types described above in connection with the Tranche 1 Revolving Loans and the Tranche 1 Letters of Credit, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement and (z) in the case of the Parent Borrower, shall not include any obligations arising under the Parent Borrower Guaranty.

“Security” and “Securities” have the meaning provided in Section 8-102(a)(15) of the UCC and shall in any event also include for all purposes under this Agreement any certificates of deposit and money market deposits of any commercial bank.

“Securities Account” has the meaning assigned to such term in Section 8-501(a) of the UCC.

“Securities Intermediary” has the meaning assigned to such term in Section 8-102(a)(14) of the UCC.

“Security Entitlement” has the meaning assigned to such term in Section 8-102(a)(17) of the UCC.

“Structured Finance Securities” means (a) securities representing participations in, or the payment of which is secured by, a pool of loans the repayment of which is secured by a mortgage, deed of trust, other mortgage securities or other fee or leasehold interest upon real estate or other assets, (b) securities representing participations in, or the payment of which is secured by, a pool of receivables (of any nature) or (c) any similar types of securities, other than, in each case, Derivative Securities.

“Termination Date” has the meaning provided in Section 10.08.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” means the Uniform Commercial Code, as amended, and as in effect from time to time in the State of New York, except that references to sections of the UCC refer to the section numbers of such sections as of the date of this Agreement.

Back to Contents

Section 2.   Appointment of Custodian.

Section 2.01   Appointment.   Each Grantor and the Collateral Agent hereby appoint the Custodian as custodian, bailee, Deposit Account Bank and Securities Intermediary of all Eligible Securities and Cash at any time delivered to, or deposited with, the Custodian in connection with any and all Credit Transactions and as their agent to effect such Credit Transactions. The Custodian hereby accepts the foregoing appointment as custodian, bailee, Deposit Account Bank, Securities Intermediary and agent.

Section 3.   Representations and Covenants of each Grantor.

Section 3.01   Representations by each Grantor.   Each Grantor (solely as to itself and its Subsidiaries) represents, warrants and covenants (and each Grantor shall be deemed to repeat each such representation and warranty on each date on which a Primary Obligation is outstanding) that:

(a)   it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Collateral Accounts and all Financial Assets, cash, instruments and Securities credited thereto and Security Entitlements and credit balances carried therein and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, other than Liens which are permitted under Section 8.03(a), (k) or (l) of the Credit Agreement and which are not prior to the Liens created by this Agreement);

(b)   it has full power, authority and legal right to pledge and charge all the Collateral pledged by it pursuant to this Agreement;

(c)   this Agreement has been duly authorized, executed and delivered by such Grantor and constitutes a legal, valid and binding obligation of such Grantor enforceable against such Grantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(d)   except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Grantor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Grantor in connection with (a) the execution, delivery or performance of this Agreement by such Grantor, (b) the validity or enforceability of this Agreement against such Grantor, (c) the perfection or enforceability of the Collateral Agent’s security interest in such Grantor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Collateral Agent of any of its rights or remedies provided herein;

Back to Contents

(e)   neither the execution, delivery or performance by such Grantor of this Agreement or the other Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated therein: (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents or pursuant to Section 4.02(g) of the Credit Agreement) upon any of the property or assets of such Grantor or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, credit agreement, securities loan agreement, repurchase agreement or any other material agreement or instrument to which such Grantor or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Grantor or any of its Subsidiaries;

(f)   to the best of such Grantor’s knowledge, all of such Grantor’s Collateral consisting of Securities has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(g)   “control” (as defined in Section 8-106 of the UCC) has been obtained by the Collateral Agent over all of such Grantor’s Collateral consisting of Securities, Security Entitlements and Securities Accounts;

(h)   “control” (as defined in Section 9-104 of the UCC) has been obtained by the Collateral Agent over all of such Grantor’s Collateral consisting of Deposit Accounts;

(i)   each Grantor covenants and agrees (solely as to itself) that it will defend the Collateral Agent’s and its right, title and security interest in and to such Grantor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Grantor covenants and agrees (solely as to itself) that it will have like title to and right to pledge any other property at any time hereafter pledged to the Collateral Agent by such Grantor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent and the other Secured Creditors;

(j)   this Agreement, together with the Account Control Agreement and the transfer, deposit or delivery of any Collateral by or on behalf of such Grantor to the Collateral Agent or its agent (including the Custodian), or to any Collateral Account, will constitute, in favor of the Collateral Agent, a valid first lien on and first priority perfected security interest in all of the Collateral, subject to no other Lien other than Liens which are permitted under Section 8.03(a), (k) or (l) of the Credit Agreement and which are not prior to the Liens created by this Agreement; and

Back to Contents

(k)   The exact legal name of each Grantor, the type of organization of such Grantor, whether or not such Grantor is a Registered Organization, the jurisdiction of organization of such Grantor, such Grantor’s Location, the organizational identification number (if any) of such Grantor and whether or not such Grantor is a Transmitting Utility are listed on Annex A hereto for such Grantor. Such Grantor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location or its organizational identification number (if any) from that set forth on Annex A hereto, except that any such changes shall be permitted (so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Grantor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Grantor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Grantor does not have an organizational identification number on the date hereof and later obtains one, such Grantor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent to the extent necessary to maintain the first priority security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

Section 4.   Collateral; Establishment of Collateral Accounts.

Section 4.01   Pledge, Grant of Security Interest.   As security for the prompt and complete payment and performance when due of all of its Secured Obligations, each Grantor does hereby severally (and not jointly) assign and transfer unto the Collateral Agent, and does hereby severally (and not jointly) pledge, charge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following property (and all rights therein) of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired (all of which is hereinafter collectively referred to as the “Collateral”):

(a)   each Collateral Account (as defined in Section 4.02) of, or in the name of, such Grantor;

(b)   all Cash, Securities, Security Entitlements, Investment Property, Financial Assets, credit balances and other assets and Property and all Instruments, in each case from time to time deposited or held in or transferred or credited to or carried in any Collateral Account of such Grantor from time to time;

Back to Contents

(c)    all Securities, moneys or Property representing a dividend on any of the assets of such Grantor described in clause (b) of this Section 4.01, or representing a distribution or return of capital upon or in respect of any of such assets, or resulting from a split-up, revision, reclassification or other like change of any of such assets of such Grantor or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, any of such assets of such Grantor;

(d)    all Proceeds of any and all of the foregoing (including, without limitation, all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), all interest on or other income from the Cash and other Property from time to time held in any Collateral Account of such Grantor, and all collections and distributions with respect to any of the assets of such Grantor described in clauses (a) through (c) of this Section 4.01; and

(e)    to the extent related to any property described in the preceding clauses of this Section 4.01, all books, correspondence, credit files, records and other papers.

Section 4.02    Establishment of Collateral Accounts.   (a)   On or prior to the Effective Date and upon any Person becoming a Grantor hereunder, each such Grantor shall have established with the Custodian, and at all times thereafter until the Secured Obligations of such Grantor shall have been irrevocably and indefeasibly paid in full and this Agreement is terminated in accordance with its terms, such Grantor shall maintain with the Custodian:

(i)    each Deposit Account listed in Part A of Schedule I hereto (each of which shall be maintained by the Custodian in the name of such Grantor) (each, a “Collateral Deposit Account”);

(ii)    each Securities Account listed in Part B of Schedule I hereto (each of which shall be maintained by the Custodian in the name of such Grantor) (each a “Collateral Securities Account” and, together with each Collateral Deposit Account, the “Collateral Accounts”).

(b)    The Custodian shall credit any Cash or Securities deposited, delivered or transferred by or on behalf of the respective Grantor to the Custodian in connection with any Credit Transaction in accordance with Section 4.03 to (x) in the case of Cash, such Grantor’s Collateral Deposit Account and (y) in the case of Securities, such Grantor’s Collateral Securities Account.

Back to Contents

Section 4.03    Procedures for Depositing Cash and Crediting Securities to Collateral Accounts.

(a)    In General.   Each Grantor may, prior to 1:00 p.m. New York City time, on any Business Day, transfer, deliver or deposit or cause to be transferred, delivered or deposited, as the case may be, (i) Cash to such Grantor’s Deposit Account or (ii) Securities to such Grantor’s Securities Account.

(b)    Collateral Transfer.   (i)   Concurrently with, or prior to, any Collateral Transfer to the Custodian for inclusion in the respective Grantor’s Borrowing Base, the respective Grantor shall (x) deliver customary forms provided by the Custodian (completed to the satisfaction of the Custodian) in respect of such transfer, delivery or deposit (each, a “Collateral Transfer”) and (y) notify the Collateral Agent and the Administrative Agent of such Collateral Transfer in writing, which notice shall be substantially in the form of Exhibit B and shall set forth (i) the date of such Collateral Transfer, (ii) in reasonable detail, a description of the Securities (and the respective fair market value thereof as of the date of such Collateral Transfer), (iii) the Borrowing Base of such Grantor both before and after giving effect to such Collateral Transfer and (iv) an officer’s certificate certified by an Authorized Officer that the Cash and/or Securities subject to such Collateral Transfer constitutes Collateral of such Grantor under this Agreement and is subject to security interests granted herein. Each Collateral Transfer shall be made in accordance with customary procedures of the Custodian, which procedures shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein.

(c)    Upon the occurrence of each Credit Transaction, the Parent Borrower and the respective Grantor shall be deemed to represent and warrant to the Collateral Agent with respect to each item of Property subject to such Collateral Transfer or otherwise constituting Collateral of such Grantor that:

(i)    if such Property is a Security, it is an Eligible Security;

(ii)    such Grantor has noted on its books and records that such Property is pledged to the Collateral Agent under this Agreement;

(iii)    the Borrowing Base of such Grantor is equal to or exceeds 100% of the amount of the Secured Obligations of such Grantor on and as of the date of such Collateral Transfer; and

(iv)    with respect to each such Property (and all other Property theretofore transferred to the Collateral Agent and included in the Collateral hereunder), this Agreement, the Account Control Agreement and the delivery of such Property to the respective Collateral Account creates a valid first Lien on and first priority perfected security interest in such Property in favor of the Collateral Agent, subject to no other Liens other than Liens which are permitted under Section 8.03(a), (k) or (l) of the Credit Agreement and which are not prior to the Liens created by this Agreement, and enforceable as such against all other creditors of such Grantor.

(d)    Form of Transfer. The Grantor shall transfer each item of Collateral to the Custodian in a form and manner sufficient to create a perfected first priority security interest therein in favor of the Collateral Agent under the UCC, and otherwise in a form and manner reasonably acceptable to the Collateral Agent and the Custodian.

Back to Contents

(e)    Rights of the Collateral Agent.   Notwithstanding anything to the contrary in this Agreement, the Collateral Agent and/or the Custodian shall have the right to reject or return any Security transferred to any Collateral Account to the extent that it has determined, with the advice of its counsel (which may be in-house counsel), that acceptance of such Security as Collateral or otherwise, would violate or conflict with any law, treaty, rule or regulation or determination of any Governmental Authority or other requirements of law binding upon the Collateral Agent or the Custodian.

(f)    Further Assurances.   In connection with any Collateral Transfer under this Section 4.03 or otherwise in respect hereof, each Grantor shall take such action, at its own expense, as the Collateral Agent may reasonably request (including, without limitation, to the extent that the Collateral Agent may reasonably request, delivering undated bond powers or other instruments of transfer or entering into one or more control agreements on terms reasonably satisfactory to the Collateral Agent) for the purpose of ensuring that the Collateral Agent will have a perfected first priority security interest with respect to each item of Collateral so transferred. In addition, each Grantor will furnish to the Administrative Agent and the Collateral Agent from time to time statements and schedules identifying and describing the Collateral (including, without limitation, each Borrowing Base Certificate delivered pursuant to Section 7.01(h) of the Credit Agreement) with respect to such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 4.04    Procedures for Requesting Releases of Collateral from Collateral Accounts.

(a)    In General.   Each Grantor may, prior to 1:00 p.m. New York City time, on any Business Day, deliver to the Collateral Agent and the Custodian a request for release of Collateral from one or more of its Collateral Accounts in accordance with the procedures set forth in Section 4.04(b).

(b)    Collateral Release Request.   Prior to each release by the Collateral Agent and the Custodian of Collateral to the respective Grantor, such Grantor shall deliver to the Collateral Agent and the Custodian a Collateral Release Request substantially in the form of Exhibit A (appropriately completed) with respect thereto. Each Collateral Release Request shall be delivered in writing together with such customary documents as may be required by the Custodian and/or the Collateral Agent in accordance with their customary procedures which shall be reasonably acceptable to such Grantor, which procedures shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein.

(c)    Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, no Collateral shall be released by the Custodian or the Collateral Agent on behalf of any Grantor pursuant to any Collateral Release Request (i) if, immediately before or after giving effect thereto, the Borrowing Base of such Grantor would be less than 100% of the amount of the Secured Obligations of such Grantor on and as of the date of such

Back to Contents

Collateral Release Request or (ii) if a Default or an Event of Default has occurred and is continuing, unless, in each case, in the reasonable determination of the Collateral Agent, such release is (x) of Securities against simultaneous deposit of Cash by such Grantor to such Grantor’s Deposit Account in an amount equal to the aggregate Market Value of the released Securities or (y) made simultaneously with the transfer or delivery by such Grantor to the Custodian of Securities (to be credited to such Grantor’s Securities Account) having an aggregate Market Value at least equal to the aggregate Market Value of the released Securities; provided that, in each case under clauses (i) and (ii) of this paragraph, the Administrative Agent has provided notice to the Custodian and the Collateral Agent of such deficiency or such Default or Event of Default in accordance with Section 10.02.

(d)    Neither the Collateral Agent nor the Custodian shall have any liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent reasonably believes to be in accordance with) this Section 4.04.

Section 5.    Effecting Credit Events.

Section 5.01    Effecting the Making of a Loan or the Issuance of a Letter of Credit.   Notwithstanding anything to the contrary, no Lender nor the Issuing Agent shall be required to make any Tranche 1 Revolving Loan or issue any Tranche 1 Letter of Credit to a Borrower whose Borrowing Base immediately upon giving effect to such Credit Event would be less than 100% of the Secured Obligations of such Grantor as confirmed by the Custodian and the Collateral Agent to the Administrative Agent immediately prior to such Credit Event. In confirming whether such Borrowing Base is less than 100% of the Secured Obligations of such Grantor, the Custodian and the Collateral Agent shall be entitled to rely on any information provided by the Administrative Agent concerning the amount of Secured Obligations then outstanding.

Section 6.    Notices and Reports.

Section 6.01    Notices and Reports; Recordkeeping.

(a)    Notices from Administrative Agent.   On each Business Day, the Administrative Agent may, but shall have no obligation to, deliver to the Collateral Agent a notice (the “Administrative Agent’s Notice”) of the aggregate amount of the outstanding Secured Obligations of each Grantor. The Collateral Agent may conclusively rely without further investigation on each Administrative Agent’s Notice for purposes of determining whether the aggregate amount of the Secured Obligations of each Grantor exceeds the Borrowing Base of such Grantor and for preparing the Borrowing Base Report in respect of such Grantor. The Administrative Agent’s Notice shall have no purpose other than to enable the Collateral Agent to make such determination and to prepare such Borrowing Base Reports, shall not be conclusive evidence of the amount of any Grantor’s Secured Obligations and may not evidence any claim or assertion by any Grantor of the amount of its Secured Obligations. Any failure by the Administrative Agent to deliver an Administrative Agent’s Notice shall not constitute a breach or default by the Administrative Agent, and the Collateral Agent may rely on the last Administrative Agent’s Notice delivered to the Collateral Agent. The Administrative Agent shall have no liability whatsoever to the Collateral Agent, any Grantor or any other Person relating to the information in any Administrative Agent’s Notice or to any delivery or failure to deliver any Administrative Agent’s Notice.

Back to Contents

(b)    Borrowing Base Report.   By 3:00 p.m. (New York time) on each Business Day, the Collateral Agent shall deliver to the Administrative Agent a report (a “Borrowing Base Report”) containing (i) the Market Value of all Collateral, (ii) the product of the Market Value of each item of Collateral and the applicable Advance Rate, and the amount by which the Borrowing Base of each Grantor exceeds or is less than the Secured Obligations of such Grantor, determined on the basis of the most recent Administrative Agent’s Notice delivered to the Collateral Agent in respect of such Grantor. If the Collateral Agent receives an Administrative Agent’s Notice by 1:00 p.m. (New York time) on any Business Day, then the Collateral Agent shall prepare its Borrowing Base Report for that Business Day using the information contained in such Administrative Agent’s Notice. If the Collateral Agent does not receive an Administrative Agent’s Notice by 1:00 p.m. (New York time) on any Business Day, then the Collateral Agent shall prepare its Borrowing Base Report for that Business Day using the information contained in the last Administrative Agent’s Notice that was received by the Collateral Agent.

(c)    Recordkeeping.   The Collateral Agent and the Custodian shall maintain books and records necessary to enable them to determine at any time all Collateral Transfers and all releases of Collateral which have occurred on or prior to such time. Each Grantor agrees that such books and records of the Custodian and the Collateral Agent shall be conclusive as to the matters contained therein absent manifest error.

Section 6.02    Rights of Collateral Agent with Respect to Calculations.

(a)    Notices, Reports, Requests, etc.   In making the calculations in connection with any notice, request or report or otherwise, (i) the Collateral Agent shall be entitled (but not obligated) to rely on the Custodian, (ii) the Administrative Agent shall be entitled to rely on the Custodian and/or the Collateral Agent, and (iii) the Collateral Agent and the Custodian shall be entitled to rely on any independent pricing service in the determination of the Market Value with respect to the Eligible Securities described therein.

(b)    Agency Securities.   In producing the Borrowing Base Report, the Collateral Agent (and the Custodian in furnishing any Market Values therefor) shall not be required to consider or recognize any reduction in the principal amount of any Agency Securities held as Collateral until after the Collateral Agent has received written notice (including electronic communications) of such reduction by or behalf of the issuer of such Agency Securities.

(c)    Dispute.   The Collateral Agent and/or the Administrative Agent upon a reasonable basis may disagree with and dispute any request for a Collateral Transfer, any Collateral Release Request, Borrowing Base Report, or other notice or information at any time.

(d)    Limitation on Liability.   In no event shall the Collateral Agent, the Custodian or the Administrative Agent be liable to any Grantor or any other Person for the accuracy of its determination of the aggregate amount of the Grantor’s Secured Obligations, the Grantor’s Borrowing Base or the Market Value of any item of Collateral, for any determination regarding the eligibility of any Securities for inclusion in the Borrowing Base or for any other determination or calculation except in the case of its gross negligence or willful misconduct (as determined in a court of competent jurisdiction in a final and non-appealable decision).

Back to Contents

Section 7.   Additional Covenants of the Grantors.   In furtherance of the grant of the pledge and security interest pursuant to Section 4.01 hereof, each Grantor (solely as to itself) hereby agrees with the Collateral Agent as follows:

Section 7.01   Delivery and Other Perfection.   Each Grantor shall:

(a)   take such action as the Administrative Agent or the Collateral Agent shall deem necessary or appropriate to duly record the Lien created hereunder in the Collateral with respect to such Grantor;

(b)   give, authorize, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Administrative Agent or the Collateral Agent) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, (i) causing any or all of the Collateral with respect to such Grantor to be transferred of record into the name of the Collateral Agent or the Custodian or the Collateral Agent’s nominee (and the Collateral Agent agrees that if any such Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to such Grantor copies of any notices and communications received by it with respect to such Collateral), (ii) in the case of any Securities to be included in the Collateral that are held on the books of any Clearing Corporation, causing such Securities to be credited to an account of a Securities Intermediary designated by the Collateral Agent maintained with such Clearing Corporation, and (iii) entering into one or more control agreements;

(c)   if (i) such Grantor is not entitled to receive from the Collateral Agent distributions with respect to any Collateral pursuant to Section 7.04(a), (ii) any distribution in respect of any of such Collateral shall be evidenced by, or any of such Collateral shall otherwise be converted to, any Instrument and (iii) such Instrument is transferred to such Grantor or otherwise at its direction (other than to the Collateral Agent) in a physical form, such Grantor shall immediately transfer, or cause to be transferred, such Instrument to the Custodian for credit to such Grantor’s Collateral Account, and the Custodian shall credit such Instrument to such Grantor’s Collateral Account, duly endorsed in a manner reasonably satisfactory to the Collateral Agent and the Custodian, to be held as Collateral with respect to such Grantor pursuant to this Agreement, and such Grantor shall transfer any cash distributions or interest received by such Grantor immediately to the Custodian for credit to such Grantor’s Collateral Account, and the Custodian shall promptly credit such Instrument to such Grantor’s Collateral Account; and

Back to Contents

(d)   keep full and accurate books and records relating to the Collateral with respect to such Grantor, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement.

Section 7.02   Other Financing Statements and Liens.   No Grantor shall file or permit to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party or be a party to any control agreement related to the Collateral except in favor of the Collateral Agent, and shall not otherwise create or permit to exist any Lien or any other interest of any kind upon or with respect to any of such Collateral, except Liens which are permitted under Section 8.03(a), (k) or (l) of the Credit Agreement and which are not prior to the Liens created by this Agreement.

Section 7.03   Maintenance of Borrowing Base Percentage.   Subject to Section 4.02 of the Credit Agreement, each Grantor will take all such actions as shall be necessary to cause the Borrowing Base of such Grantor at all times to be at least 100% of the Secured Obligations of such Grantor.

Section 7.04   Voting Rights; Dividends; etc.   (a)   So long as no Default or Event of Default shall have occurred and be continuing, each Grantor shall be entitled (i) to exercise or refrain from exercising any or all voting and other consensual rights in respect of such respective Grantor’s Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement and (ii) to receive from the Custodian any cash dividend, interest or other cash distribution with respect to the respective Grantor’s Collateral actually received by the Custodian (except for any distribution specified by the issuer in a writing delivered or otherwise notified to the Collateral Agent as a special, extraordinary or liquidating dividend), net of withholding for any tax, assessment, charge or levy. In order to release such dividend, interest or distribution, the respective Grantor may execute an appropriate Collateral Release Request in respect thereof, subject to its Borrowing Base being equal to at least 100% of such Grantor’s Secured Obligations upon the release thereof.

(b)   The Collateral Agent shall notify each Grantor of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that the Custodian has received, from the issuer or the relevant depository (with respect to Securities issued in the United States) or from the relevant subcustodian, depository or a nationally or internationally recognized bond or corporate action service to which the Custodian subscribes, timely notice of such rights or discretionary corporate action and of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, the Collateral Agent and the Custodian shall have no liability for failing to so notify a Grantor.

(c)   Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on a Grantor or provide for discretionary action or alternative courses of action by such Grantor, such Grantor shall be responsible for making any decisions relating thereto and for directing the Collateral Agent. In order for the Collateral Agent to act, it must receive the Grantor’s written instructions at its offices, addressed as the Collateral Agent may from time to time request, not later than noon (New York time) at least two Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as the Collateral Agent may notify the Grantor). Absent the Collateral Agent’s timely receipt of such written instructions, the Collateral Agent shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

Back to Contents

(d)   Except as provided in Section 7.04(e), all voting rights with respect to Securities, however registered, shall be exercised by the Grantor or its designee. For Securities issued in the United States, the Collateral Agent’s only duty shall be to mail to the respective Grantor any documents (including proxy statements, annual reports and signed proxies) received by the Collateral Agent relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, the Collateral Agent’s only duty shall be to provide the respective Grantor with access to a provider of global proxy services at such Grantor’s request. Such Grantor shall be responsible for all costs associated with its use of such services.

(e)   Upon the occurrence of a Default or Event of Default, (i) each Grantor shall hold any dividends, interest or other distributions which it receives with respect to its respective Collateral in trust for the Collateral Agent, separate from all other moneys of such Grantor, and forthwith transfer such dividends, interest or other distributions to the Custodian for crediting to the relevant Collateral Accounts, (ii) the Collateral Agent shall be entitled to register all or any item of such Collateral in its own name or in the name of its nominee or designee and (iii) the Collateral Agent shall be entitled to exercise all voting rights, and to give any and all consents in connection with, any and all Securities, and each Grantor hereby grants the Collateral Agent an irrevocable proxy and irrevocably appoints the Collateral Agent its attorney-in-fact coupled with an interest to vote or otherwise act in furtherance of the purposes hereof. Upon request from any Grantor, the Collateral Agent shall forthwith make and deliver to such Grantor such powers of attorney, consents or waivers as such Grantor shall reasonably request in order to permit such Grantor to exercise its rights under this Section 7.04. Upon request, each Grantor shall forthwith make and deliver to the Collateral Agent such powers of attorney, consents and waivers (in addition to the power of attorney and consent set forth in this Section 7.04(c)) as the Collateral Agent shall reasonably request in order to permit the Collateral Agent to exercise its rights under this Section 7.04 and this Agreement. Notwithstanding the foregoing, no Grantor may take any action under this Section 7.04 with respect to any Collateral that, in the Administrative Agent’s reasonable judgment, (i) would in any way adversely affect the Lien created under this Agreement with respect to an item of Collateral or impair the interest or rights of the Collateral Agent therein, except as permitted by Section 4.04, or (ii) would otherwise be inconsistent with the provisions of this Agreement or result in a violation hereof. No Grantor shall give any consent or waiver, authorize any assumption, make any modification and supplement, or take other action with respect to any Collateral in any manner inconsistent with the manner in which such Grantor acts with respect to investments of the same type held by such Grantor for its own account.

(f)   With respect to the duties of the Collateral Agent, the provisions of paragraphs (b), (c) and (d) of this Section that are applicable to each Grantor shall apply to the Collateral Agent in any exercise of its rights under paragraph (e) of this Section.

Back to Contents

Section 7.05   No Removals, etc.   Without at least 30 days’ prior written notice to the Collateral Agent, no Grantor shall maintain any of its books and records with respect to any Collateral at any office or maintain its principal place of business at any place other than at the notice address indicated to the Administrative Agent pursuant to the Credit Agreement.

Section 7.06   U.S. Securities.   The Securities delivered, contained and maintained in the Securities Accounts shall be Securities that are primarily cleared and settled within the United States.

Section 8.   Remedies; Distribution of Collateral.

Section 8.01   Remedies.   Each Grantor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under the UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and when directed by the Administrative Agent may:

(a)   personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof (including, without limitation, the Custodian) with or without notice or process of law, and for that purpose may enter upon such Grantor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor;

(b)   instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;

(c)   instruct the Custodian to transfer all Collateral of such Grantor held by the Custodian to the Collateral Agent for the benefit of the Secured Creditors;

(d)   sell, assign or otherwise liquidate any or all of such Grantor’s Collateral or any part thereof in accordance with Section 8.02, or direct such Grantor or the Custodian to sell, assign or otherwise liquidate any or all of such Grantor’s Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(e)   take possession of the Collateral or any part thereof, by directing such Grantor and/or the Custodian in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent (including, without limitation, to an account or accounts in the name of the Collateral Agent designated by the Collateral Agent), in which event such Grantor and/or the Custodian shall at such Grantor’s expense:

(x)   forthwith cause the same to be moved, held, transferred, credited or deposited to the place or places (or account or accounts) so designated by the Collateral Agent and there delivered to the Collateral Agent; and

Back to Contents

(y)   store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 8.02;

(f)   apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 8.04;

(g)   set-off any and all Collateral of such Grantor against any and all Secured Obligations of such Grantor, and to withdraw any and all Cash or other Collateral from any and all such Grantor’s Collateral Accounts and to apply such Cash and other Collateral to the payment of any and all Secured Obligations of the respective Grantor;

(h)   vote all or any part of such Grantor’s Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of such Grantor’s Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Grantor hereby irrevocably constituting and appointing the Collateral Agent the proxy and attorney-in-fact of such Grantor, with full power of substitution to do so), in each case subject to the terms and conditions of Section 7.04(f);

(i)   receive all amounts payable in respect of the Collateral otherwise payable to the respective Grantor under Section 7.04;

(j)   take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC; and

(k)   take the actions referred to in Sections 8.04(h) and 8.05;

it is understood and agreed that each Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Majority Tranche 1 Lenders and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

Section 8.02   Disposition of the Collateral.   If any Event of Default shall have occurred and be continuing, then any Collateral may be sold, assigned or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Administrative Agent or the Collateral Agent may, in

Back to Contents

compliance with any mandatory requirements of applicable law, determine to be commercially reasonable (including, without limitation, on the NYSE or any other established market). Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Secured Obligations of the respective Grantor against the purchase price) of such Grantor’s Collateral or any item thereof, offered for disposition in accordance with this Section 8.02 without accountability to the relevant Grantor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of such Grantor’s Collateral within a period of time which does not permit the giving of notice to the relevant Grantor as hereinabove specified, the Collateral Agent need give such Grantor only such notice of disposition as shall be required by such applicable law. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of such Grantor’s Collateral valid and binding and in compliance with any and all applicable laws (including, without limitation, any state or federal securities laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor’s expense.

Section 8.03   Waiver of Claims.   Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:

(a)   all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(b)   all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(c)   all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Back to Contents

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

Section 8.04    Application of Proceeds.   (a)   All moneys collected by the Collateral Agent upon any sale or other disposition of any Grantor’s Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

(i)   first, to the payment of all amounts owing the Collateral Agent or the Custodian by such Grantor of the type described in clauses (ii), (iii) and (iv) of the definition of “Secured Obligations”;

(ii)   second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to the Administrative Agent by such Grantor of the type described in clause (v) of the definition of “Secured Obligations”;

(iii)   third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations of the respective Grantor shall be paid to the Secured Creditors as provided in Section 8.04(e), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations owed by the respective Grantor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

(iv)   fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations of the respective Grantor shall be paid to the Secured Creditors as provided in Section 8.04(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations owed by the respective Grantor or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(v)   fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 10.08, to the respective Grantor or to whomever may be lawfully entitled to receive such surplus.

(b)   For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount with respect to any Grantor, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, of such Grantor and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, of such Grantor (y) “Primary Obligations” shall mean all principal of, premium, fees and interest on, all Tranche 1 Revolving Loans, all Tranche 1 Unpaid Drawings, the Stated Amount of all outstanding Tranche 1 Letters of Credit and all fees and (z) “Secondary Obligations” shall mean all Secured Obligations other than Primary Obligations.

Back to Contents

(c)   When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 8.04 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations, in each case of the respective Grantor. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

(d)   Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if any Secured Creditor receives a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Secured Creditors, as cash security for the repayment of Secured Obligations owing to the Secured Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Secured Obligations owing to the Secured Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 8.04(a).

(e)   All payments required to be made hereunder shall be made to the Administrative Agent for the account of the Secured Creditors.

(f)   For purposes of applying payments received in accordance with this Section 8.04, the Collateral Agent shall be entitled to rely upon the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations of each Grantor owed to the Secured Creditors. Unless it has received written notice from a Secured Creditor to the contrary, the Administrative Agent, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding.

Back to Contents

(g)   It is understood that the Grantors shall remain severally (and not jointly) liable to the extent of any deficiency between the amount of the proceeds of the Collateral of such Grantor and the aggregate amount of such Grantor’s Secured Obligations.

(h)   If at any time when the Administrative Agent or the Collateral Agent shall determine that the Collateral Agent will exercise its right to sell all or any part of the Collateral consisting of Securities pursuant to Section 8.02, either (i) such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any applicable securities laws, or (ii) such Collateral is effectively registered under applicable securities laws, the Collateral Agent may, in its sole and absolute discretion or in the sole and absolute discretion of the Administrative Agent, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable in order that such sale may legally be effected without registration. Without limiting the generality of the foregoing, in any such event the Collateral Agent, in its sole and absolute discretion or in the sole and absolute discretion of the Administrative Agent: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under any applicable securities law; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, neither the Administrative Agent nor the Collateral Agent shall incur any responsibility or liability for selling all or any part of the Collateral at a price which the Administrative Agent or the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

Section 8.05   Remedies Cumulative.   Each and every right, power and remedy hereby specifically given to the Administrative Agent or the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Administrative Agent or the Collateral Agent under this Agreement, the other Security Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent or the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Administrative Agent or the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Administrative Agent or the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

Back to Contents

Section 8.06   Discontinuance of Proceedings.   In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

Section 8.07   Rights of Collateral Agent.   In making the determinations and allocations required by this Section 8, the Collateral Agent may rely upon its records and information supplied by any Grantor, the Administrative Agent, the Custodian and any other Person, and the Collateral Agent shall have no liability to any Grantor for actions taken in reliance on such information, except in the case of its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable decision) in applying or utilizing such information.

Section 8.08   Effect of Bankruptcy; Obligations Absolute.   (a)   If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent’s Lien hereunder is avoided, disallowed or otherwise not enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall make the calculations required by Section 8 without giving effect to such Secured Obligations and shall apply the proceeds of the Collateral in the proportions and subject to the priorities specified herein.

(b)   The obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor or any other Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Security Document; or (c) any amendment to or modification of any Credit Document or any security for any of the Secured Obligations; whether or not such Grantor shall have notice or knowledge of any of the foregoing.

Section 9.   The Collateral Agent; The Custodian.

Section 9.01   Limitation of Duties.   (a)   Neither the Collateral Agent nor the Custodian (which term as used in this sentence shall include reference to their Affiliates and their own and their Affiliates’ officers, directors, employees and agents) shall (i) have any duties or responsibilities except those expressly set forth in this Agreement (and in the Account Control Agreement, in the case of the Custodian) and shall not by reason of this Agreement be a trustee for, or a fiduciary with respect to, any Grantor or any other Person; (ii) be responsible to any Grantor for any recitals, statements, representations or warranties contained in any notice or report, or in any other certificate or other document referred to or provided for in, or received by it under, the Credit Agreement, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Agreement, this

Back to Contents

Agreement or any other Credit Document or for any failure by any Person to perform any of its obligations hereunder or thereunder, except for its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision); (iii) be required to initiate or conduct any litigation or collection proceedings hereunder; (iv) take any action pursuant to Sections 4.03(f), 7.01(a) or (b), or 8.02 except as instructed by the Administrative Agent; and (v) be responsible for any action taken or omitted to be taken by it under the Credit Agreement, this Agreement or any other Credit Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

(b)   In no event shall the Collateral Agent, the Custodian or the Administrative Agent be liable for indirect, special or consequential damages of any kind whatsoever (including lost profits and lost business opportunity) even if it is advised of the possibility of such damages and regardless of the form of action in which any such damages may be claimed.

(c)   In no event shall the Collateral Agent, the Custodian or the Administrative Agent be responsible for, or have any liability with respect to, any losses due to forces beyond its reasonable control, including without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or act of God, and interruptions, loss or malfunction of utilities, communications or computer (software or hardware) services.

(d)   Neither the Custodian nor the Collateral Agent shall have any liability for the acts or omissions of any Securities Intermediary (including DTC or any Federal Reserve Bank) or Deposit Account Bank in which any Collateral is held, except for its negligence in retaining or maintaining any such Securities Intermediary (other than DTC or any Federal Reserve Bank) or Deposit Account Bank.

(e)   Neither the Custodian nor the Collateral Agent shall have any liability with respect to information received from third parties, including pricing information services.

Section 9.02   Reliance by Collateral Agent and the Custodian.   The Collateral Agent and the Custodian shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. If in one or more instances the Collateral Agent or the Custodian takes any action or assumes any responsibility not specifically delegated to it pursuant to this Agreement, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the Collateral Agent or the Custodian that it will take the same or similar action or assume the same or similar responsibility in any other instance.

Section 9.03   Appointment of Agents.   (a)   The Collateral Agent may perform its duties and exercise its rights and powers under this Agreement by or through such agents and custodians (including, without limitation, the Custodian) as it shall appoint. Each Grantor hereby agrees that the Custodian shall be the Securities Intermediary and Deposit Account Bank of such Grantor with respect to the Collateral Accounts. As a condition to appointing any agent or custodian, the Collateral Agent, at the expense of the Parent Borrower, may obtain an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, as to the continued perfection of the security interests in the Collateral in favor of the Collateral Agent.

Back to Content

(b)   In the event that the Collateral Agent appoints an agent pursuant to this Section 9.03, each and every remedy, power, right, claim, demand, cause of action, estate, title, interest and Lien expressed or intended by this Agreement to be exercised by or vested in or conveyed to the Collateral Agent with respect thereto shall be exercisable by and vest in such agent but only in order to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such agent shall run to and be enforceable by either of them. In particular, and without limiting the generality of the foregoing, upon the determination by the Collateral Agent that any such agent or custodian may be required or appropriate, the Collateral Agent may appoint such agents or custodians to hold, maintain, invest, reinvest, collect upon or liquidate any Collateral and to make such payments or disbursements, including payments and disbursements to any Grantor as the Collateral Agent shall direct consistent with this Agreement. The Collateral Agent shall have the right to terminate the appointment of any agent or custodian hereunder without the consent of any Grantor or any other Person.

(c)   The Collateral Agent may perform its duties and exercise its rights and powers under this Agreement by or through the Custodian pursuant to and in accordance with the terms hereof.

Section 10.   Miscellaneous.

Section 10.01   No Waiver.   No failure on the part of the Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Section. 10.02 Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by facsimile) delivered to the intended recipient as set forth below:

(a) in the case of any Grantor, at the address for notices specified such Person in of the Credit Agreement;

(b) as to the Custodian, at the following address:

The Bank of New York
One Wall Street, 14th Floor
New York, New York 10286
Attention: Michael Jaime
Telephone: (212) 635-4614
Facsimile: (212) 635-8844/8845;

(c) as to the Collateral Agent, at the following address for any Administrative Agent’s Notice, Collateral Transfer Request or Collateral Release Request:

The Bank of New York
Corporate Trust
Dealing & Trading Unit
101 Barclay Street, 8th Floor E
New York, New York 10286
Attention: Darrel Thompson
Telephone: (212) 815-2886
Facsimile: (212) 815-2850

or at the following address for all other notices:

The Bank of New York
Corporate Trust
Dealing & Trading Unit
101 Barclay Street, 8E
New York, New York 10286
Attention: Fernando Acebedo
Telephone: (212) 815-2915
Facsimile: (212) 815-2830; or

(d) as to the Administrative Agent, at the following address:

JPMorgan Chase Bank
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Andrew Perkins
Telephone: (713) 750-3510
Facsimile: (713) 750-2223

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. Notwithstanding the foregoing, any Administrative Agent’s Notice or Borrowing Base Report may be sent by electronic mail, shall be effective when received and shall be confirmed by telephone at the respective telephone number above; provided that failure to confirm such notice shall not affect the effectiveness of such notice. Such electronic mail shall be directed to the following address: (a) if to the Administrative Agent, andrew.c.perkins@chase.com or (b) if to the Collateral Agent, dathompson@bankofny.com. Any party may change its mailing address, telephone number, facsimile number or electronic mail address by notifying the other parties hereto in accordance with the provisions set forth above.

Back to Contents

Section 10.03   Fees and Expenses of Custodian.   The Parent Borrower agrees to pay any and all fees, expenses, charges and costs of the Custodian upon demand, and in no event or circumstance will the Collateral Agent, the Administrative Agent or any Lender have any liability therefor.

Section 10.04   Expenses etc. of Collateral Agent, Custodian and Administrative Agent; Indemnity.   (a)   The Parent Borrower agrees to pay or reimburse each of the Collateral Agent, the Custodian and the Administrative Agent for (i) all reasonable out-of-pocket costs and expenses of the the Collateral Agent, the Custodian or the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (x) any enforcement or collection proceedings, including, without limitation, all manner of participation in or other involvement with (a) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (b) judicial or regulatory proceedings and (c) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (y) the enforcement of this Section 10.04; and (ii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.

(b)   The Parent Borrower agrees to indemnify, reimburse and hold the Collateral Agent, the Custodian, the Administrative Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 10.04(b), the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Security Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, purchase, delivery, control, acceptance, lease, financing, possession, sale, return or other disposition, or use of the Collateral, the violation of the laws of any country, state or other governmental body or unit, any tort, or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 10.04(b) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Parent Borrower agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Parent Borrower shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Parent Borrower of any such assertion of which such Indemnitee has knowledge.

Back to Contents

(c)   Without limiting the application of Section 10.04(a) hereof, the Parent Borrower agrees to pay or reimburse the Collateral Agent and the Administrative Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(d)   Without limiting the application of Section 10.04(a) or (b) hereof, the Parent Borrower agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Grantor in this Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Credit Document.

(e)   If and to the extent that the obligations of the Parent Borrower under this Section 10.04 are unenforceable for any reason, the Parent Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

Section 10.05   Indemnity Obligations Secured by Collateral; Survival.   Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Parent Borrower contained in Section 10.04(b) shall continue in full force and effect notwithstanding the full payment of all of the other Secured Obligations and notwithstanding the full payment of all the notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement and the payment of all other Secured Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

Section 10.06   Waiver; Amendment.   Except as otherwise expressly provided in this Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood that the addition or release of any Grantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Grantor other than the Grantor so added or released) and by the Collateral Agent (with the written consent of the Majority Tranche 1 Lenders or, to the extent provided in the Credit Agreement, each of the Lenders).

Back to Contents

Section 10.07   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Grantor nor the Custodian may assign any of its respective rights or obligations hereunder without the prior consent of the Collateral Agent.

Section 10.08   Termination.   After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, those in Section 10.04(b) hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the Grantor, will promptly execute and deliver to such Grantor and/or authorize the filing of a proper instrument or instruments (including a release of all Liens granted hereunder and Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement as to such Grantor, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral of such Grantor as may be in the possession of the Collateral Agent or Custodian and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Tranche 1 Commitment under the Credit Agreement has been terminated and, no Tranche 1 Note under the Credit Agreement is outstanding and all Tranche 1 Revolving Loans thereunder have been repaid in full, all Tranche 1 Letters of Credit issued under the Credit Agreement have been terminated and all Secured Obligations then due and payable have been paid in full. Upon termination of this Agreement pursuant to this Section 10.08, the Collateral Agent will, at each Grantor’s expense and upon its request, return to the respective Grantor such of the Collateral as shall not have been sold, previously released or otherwise applied pursuant to the terms of this Agreement or any other Credit Document and execute and deliver to the respective Grantor such documents as such Grantor shall reasonably request to evidence such termination.

Section 10.09   Powers Coupled with an Interest.   Except to the extent otherwise expressly provided herein, all authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

Section 10.10   Captions.   The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 10.11   Counterparts.   This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 10.12   Additional Grantors.   It is understood and agreed that any Person that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Grantor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent, or by executing an assumption agreement in form and substance reasonably satisfactory to the Collateral Agent, (y) delivering supplements to Annex A as are necessary to cause such Annex to be complete and accurate with respect to such additional Grantor on such date and (z) taking all actions as specified in this Agreement (including, without limitation, the establishment of the appropriate Collateral Accounts with the Custodian in accordance with Section 4.02) as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

Back to Contents

Section 10.13   Governing Law; Jurisdiction; Consent to Service of Process.   (a)   This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)   Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Creditor may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its properties in the courts of any jurisdiction.

(c)   Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)   Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)   Each Grantor hereby irrevocably designates, appoints and empowers C T Corporation, with offices on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Grantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Collateral Agent under this Agreement.

Section 10.14   WAIVER OF JURY TRIAL.   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Back to Contents

Section 10.15   Integration.   This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between any Grantor and the Collateral Agent with respect to the subject matter thereof.

Section 10.16   Financial Assets.   Each Grantor, the Custodian and the Collateral Agent hereby agree that the Custodian will treat any and all Securities and any and all other Property and assets (other than Cash) credited from time to time to each Grantor’s Securities Account as Financial Assets.

*****

Back to Contents

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ENDURANCE SPECIALTY HOLDINGS LTD., as a Grantor

By:	/s/ John Del Col

Name: John Del Col
Title: General Counsel and Secretary

ENDURANCE SPECIALTY INSURANCE LTD., as a Grantor

By:	/s/ John Del Col

Name: John Del Col
Title: General Counsel and Secretary

ENDURANCE U.S. HOLDINGS CORP., as a Grantor

By:	/s/ Steve Carlsen

Name: Steve Carlsen
Title: President

ENDURANCE WORLDWIDE HOLDINGS LIMITED, as a Grantor

By:	/s/ Mark Boucher

Name: Mark Boucher
Title: Chief Executive Office

Back to Contents

ENDURANCE WORLDWIDE INSURANCE LIMITED, as a Grantor

By:	/s/ Mark Boucher

Name: Mark Boucher
Title: Chief Executive Office

THE BANK OF NEW YORK, as Collateral Agent

By:	/s/ Andres E. Serrano

Name: Andres E. Serrano
Title: Vice President

THE BANK OF NEW YORK, as Custodian

By:	/s/ Michael Jesse

Name: Michael Jesse
Title: Vice President

JPMORGAN CHASE BANK, as Administrative Agent

By:	/s/ Helen L. Newcomb

Name: Helen L. Newcomb
Title: Vice President

Back to Contents

ANNEX A

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Grantor’s
	Type of			Grantor’s	Organization
	Organization (or,			Location (for	Identification
Exact Legal	if the Grantor is	Registered		purposes of NY	Number (or, if it	Transmitting
Name of Each	an Individual, so	Organization?	Jurisdiction of	UCC	has none, so	Utility?
Grantor	indicate)	(Yes/No)	Organization	§ 9-307)	indicate)	(Yes/No)

Back to Contents

EXHIBIT A

FORM OF COLLATERAL RELEASE REQUEST

[Date]

This is a Collateral Release Request to which reference is made in Section 4.04 of the Pledge and Security Agreement, dated as of August 6, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of The Bank of New York, as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below), The Bank of New York, as Custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, as Administrative Agent. Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Security Agreement and if not defined therein, in the Credit Agreement.

The undersigned, as a Grantor under the Security Agreement (the “Grantor”) hereby requests that the Collateral Agent, on _____ __, 200_, release from the Lien of the Security Agreement the Cash and/or Securities described in Schedule I attached hereto.

The Grantor hereby represents and warrants that (a) (i) no Default or Event of Default has occurred and is continuing or would result after giving effect to the release requested hereby, (ii) the Borrowing Base with respect to the Grantor is equal to at least 100% of the Grantor’s Secured Obligations or (b) if an Event of Default has occurred and is continuing, such release is of Securities against (x) simultaneous payment of Cash by the Grantor to the Collateral Agent for deposit in the Grantor’s Deposit Account in an amount equal to the aggregate Market Value of the released Securities or (y) simultaneous transfer by the Grantor to the Collateral Agent of Securities having an aggregate Market Value in an amount at least equal to the aggregate Market Value of the released Securities.

The Grantor hereby certifies that, with respect to each item of Collateral listed on said Schedule I, as to each of the matters set forth in Sections 3.01 and 4.04 of the Security Agreement, the Grantor’s representations and warranties, and all information provided by the Grantor, are true and correct as of the date hereof.

Schedule I attached hereto shall be deemed to be incorporated herein and in the Security Agreement as if set forth in full herein and therein.

[GRANTOR]

By

Name:
Title:

Back to Contents

EXHIBIT B

FORM OF COLLATERAL TRANSFER REQUEST

[Date]

This is a notice of Collateral Transfer to which reference is made in Section 4.03 of the Pledge and Security Agreement, dated as of August 6, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of The Bank of New York, as Collateral Agent (together with any successor Collateral Agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below), The Bank of New York, as Custodian (in such capacity, the “Custodian”), and JPMorgan Chase Bank, as Administrative Agent. Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Security Agreement and if not defined therein, in the Credit Agreement.

The undersigned, as a Grantor under the Security Agreement (the “Grantor”) hereby notifies the Collateral Agent and the Administrative Agent that the Cash and/or Securities described in Schedule I attached hereto shall, on or prior to 1:00 P.M. (New York time) on _____ __, 200_, be delivered, transferred or deposited with the Custodian for inclusion in the Grantor’s Borrowing Base.

The Grantor hereby certifies that, with respect to each item of Collateral listed on said Schedule, as to each of the matters set forth in Sections 3.01 and 4.03 of the Security Agreement, the Grantor’s representations and warranties, and all information provided by the Grantor, are true and correct as of the date hereof.

Schedule I attached hereto shall be deemed to be incorporated herein and in the Security Agreement as if set forth in full herein and therein.

[GRANTOR]

By

Name:
Title:

Back to Contents

SCHEDULE I

LIST OF COLLATERAL ACCOUNTS

PART A.	COLLATERAL DEPOSIT ACCOUNTS

Account Name		Account Number

PART B.	COLLATERAL SECURITIES ACCOUNTS

Account Name		Account Number

ii

Table of Contents
(continued)

iii